UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 25, 2016

JOHNSON CONTROLS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5757 North Green Bay Avenue Milwaukee Wisconsin	53209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 414-524-1200

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On January 25, 2016, Johnson Controls, Inc. (the “Company”) and Tyco International plc (“Tyco”) issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of January 24, 2016, by and among the Company, Tyco and certain other parties named therein, including Jagara Merger Sub LLC, a Delaware limited liability company and indirect whollyowned subsidiary of Tyco. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On January 25, 2016, the Company also provided supplemental information regarding the proposed transaction in connection with a presentation to investors. A copy of the investor presentation is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits:

99.1	Joint press release, dated January 25, 2016.
99.2	Investor Presentation, dated January 25, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

January 25, 2016	By:	/s/ Brian J. Cadwallader
		Name:	Brian J. Cadwallader
		Title:	Vice President, Secretary and General Counsel